Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the “Company”) on Form 10-Q for the period ending July 31, 2007(the “Report”), I, Christopher J. Ryan, Chief Executive Officer, President, Secretary and General Counsel of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)      The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

September 6, 2007	/s/Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer, President,
and General Counsel

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